Supplement dated November 15, 2018
to the Prospectus, as supplemented, of the following fund (the Fund):
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio - Global Bond Fund	5/1/2018
On November 14, 2018, the Fund's Board of Trustees approved a proposal to change the Fund's name and comparative index, and to modify the Fund's investment strategy. As a result, effective on or about November 26, 2018 (the Name Change Date), the Fund’s name is changed to Columbia Variable Portfolio - Global Strategic Income Fund. Accordingly, on the Name Change Date, all references in the Fund's Prospectus to Columbia Variable Portfolio - Global Bond Fund are hereby deleted and replaced with Columbia Variable Portfolio - Global Strategic Income Fund. In addition, effective immediately, the changes described below in this Supplement are hereby made to the Fund’s Prospectus.
The first paragraph under the heading "Performance Information" in the "Summary of Columbia VP - Global Bond Fund" section is hereby superseded and replaced with the following:
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s Class 3 share performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with a broad measure of market performance, as well as another measure of performance for markets in which the Fund may invest. Effective November 15, 2018 the Fund compares its performance to that of the Bloomberg Barclays Global Aggregate Hedged USD Index (the New Index). Prior to this date, the Fund compared its performance to that of the Bloomberg Barclays Global Aggregate Index (unhedged) (the Former Index). The Fund's investment manager recommended this change because it believes that the New Index provides a more appropriate basis for comparing the Fund's performance. Information on the Former Index will continue to be shown for a one-year transition period. Also effective November 15, 2018, the Fund compares its performance to the Bloomberg Barclays Global Credit Hedged USD Index as another measure of performance for markets in which the Fund may invest.
In addition, the Average Annual Total Returns table in the same section and under the same heading is hereby superseded and replaced with the following:
Average Annual Total Returns (for periods ended December 31, 2017)
	Share Class Inception Date	1 Year	5 Years	10 Years
Class 1	05/03/2010	5.86%	-1.70%	1.95%
Class 2	05/03/2010	5.69%	-1.94%	1.73%
Class 3	05/01/1996	5.77%	-1.83%	1.85%
Bloomberg Barclays Global Aggregate Hedged USD Index (reflects no deductions for fees, expenses or taxes)		3.04%	3.06%	4.16%
Bloomberg Barclays Global Aggregate Index (unhedged) (reflects no deductions for fees, expenses or taxes)		7.39%	0.79%	3.09%
Bloomberg Barclays Global Credit Hedged USD Index (reflects no deductions for fees, expenses or taxes)		5.89%	4.02%	5.55%

The rest of the section remains the same.
The list of portfolio managers under the subsection “Fund Management” in the “Summary of Columbia VP - Global Bond Fund” section of the Fund's Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Gene Tannuzzo, CFA	Deputy Global Head of Fixed Income and Senior Portfolio Manager	Lead Portfolio Manager	2014
Tim Jagger	Head of Emerging Market Debt and Senior Portfolio Manager	Portfolio Manager	November 2018
Ryan Staszewski, CFA	Senior Portfolio Manager	Portfolio Manager	November 2018
The rest of the section remains the same.
S-6466-317 A (11/18)

The sixth paragraph under the heading “Principal Investment Strategies” in the “More Information About Columbia VP - Global Bond Fund” section of the Fund's Prospectus is hereby superseded and replaced with the following:
Columbia Management Investment Advisers, LLC (the Investment Manager) evaluates a number of factors in identifying investment opportunities and constructing the Fund’s portfolio. The Investment Manager also considers local, national and global economic conditions, market conditions, interest rate movements and other relevant factors in allocating the Fund’s assets among issuers, securities, industry sectors and maturities.
The Investment Manager, in connection with selecting individual investments for the Fund, evaluates a security based on its potential to generate income and/or capital appreciation. The Investment Manager considers, among other factors, the creditworthiness of the issuer of the security and the various features of the security, such as its interest rate, yield, maturity, any call features and value relative to other securities.
The Investment Manager may sell a security if the Investment Manager believes that there is deterioration in the issuer’s financial circumstances, or that other investments are more attractive; if there is deterioration in a security’s credit rating; or for other reasons.
The rest of the section remains the same.
The list of portfolio managers and the biographical information that follows under the heading “Portfolio Managers” in the “More Information About Columbia VP - Global Bond Fund” section is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Gene Tannuzzo, CFA	Deputy Global Head of Fixed Income and Senior Portfolio Manager	Lead Portfolio Manager	2014
Tim Jagger	Head of Emerging Market Debt and Senior Portfolio Manager	Portfolio Manager	November 2018
Ryan Staszewski, CFA	Senior Portfolio Manager	Portfolio Manager	November 2018
Mr. Tannuzzo joined the Investment Manager in 2003. Mr. Tannuzzo began his investment career in 2003 and earned a B.S.B. and an M.B.A. from the University of Minnesota, Carlson School of Management.
Mr. Jagger joined Threadneedle, a Participating Affiliate, in 2017 as a Director in Threadneedle's Singapore office and was elevated to his current role as Head of Emerging Market Debt in Threadneedle's London office in 2018. Prior to joining Threadneedle, Mr. Jagger was a Senior Portfolio Manager, Asian Credit, and the lead manager for Asian High Yield funds at Aviva Investors from 2012 through 2016. Mr. Jagger began his investment career in 1992 and earned a Master of Arts in Economics from the University of St. Andrews (Scotland).
Mr. Staszewski joined Threadneedle, a Participating Affiliate, in 2012 as an investment grade credit analyst and was elevated to his current role as Senior Portfolio Manager in 2015. Mr. Staszewski began his investment career in 2002 and earned a Bachelor of commerce degree in economics and finance from Curtin University, Western Australia.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
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S-6466-317 A (11/18)